INTANGIBLE ASSETS, NET - Expected amortization expenses (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
INTANGIBLE ASSETS, NET
2020	$ 332
2021	284
2022	272
2023	13
Finite-Lived Intangible Assets, Net	$ 901	$ 1,253